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                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the registrant   [_]
Filed by a party other than the registrant   [X]


Check the appropriate box:

[_]  Preliminary proxy statement.
[_]  Confidential, for use of the Commission only
     (as permitted by Rule 14a-6(e)(2)).
[X]  Definitive proxy statement.
[_]  Definitive additional materials.
[_]  Soliciting material under Rule 14a-12.

                          AQUACELL TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)

                              HAROLD W. PAUL, LLC
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act  Rules 14a-6(i)(1) and 0-11.

     (1)   Title  of  each class of securities  to  which transaction applies:

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     (2)    Aggregate  number  of  securities  to  which transaction applies:

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     (3)  Per  unit  price or other underlying  value  of transaction computes pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------
     (5)  Total fee paid:

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[_]  Fee  paid  previously  with  preliminary materials.


[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

     ---------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                   AQUACELL TECHNOLOGIES, INC.

                     10410 TRADEMARK STREET
                   RANCHO CUCAMONGA, CA 91730
                   __________________________

                            NOTICE OF
                 ANNUAL MEETING OF STOCKHOLDERS
                    _________________________

                        December 4, 2002
                    _________________________


       NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of AquaCell Technologies, Inc. (the "Company") will be held at the American Stock Exchange, 86 Trinity Place, New York, New York 10006 on December 4, 2002, at 10:00 a.m., for the following purposes, all as more fully described in the attached Proxy Statement:

      1. To elect two directors to serve for the ensuing three-year period and until their successors are elected and qualified;

      2.    To  ratify  the  appointment of Wolinetz,  Lafazan  &
Company, PC as independent accountants for 2003;

      3.   To ratify the adoption of the Company's 2002 Directors
Stock Option Plan; and

           4. To transact such other business as may properly come before the meeting and any and all adjournments thereof.

      The Board of Directors has fixed the close of business on October 21, 2002, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

      You are earnestly requested to date, sign and return the accompanying form of proxy in the envelope enclosed for that purpose (to which no postage need be affixed if mailed in the United States) whether or not you expect to attend the meeting in person. The proxy is revocable by you at any time prior to its exercise and will not affect your right to vote in person in the event you attend the meeting or any adjournment thereof. The prompt return of the proxy will be of assistance in preparing for the meeting and your cooperation in this respect will be appreciated.


                         By Order of the Board of Directors



                         Karen B. Laustsen, Secretary

Rancho Cucamonga, California
October 28, 2002

                   AQUACELL TECHNOLOGIES, INC.

                     10410 TRADEMARK STREET
                   RANCHO CUCAMONGA, CA 91730
                   __________________________

                         PROXY STATEMENT
                   __________________________

                 ANNUAL MEETING OF STOCKHOLDERS
                 TO BE HELD ON DECEMBER 4, 2002
                   __________________________

      This Proxy Statement and the accompanying form of proxy is furnished to stockholders of AquaCell Technologies, Inc. ("Company") in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of the Company for use in voting at the Annual Meeting of Stockholders to be held at the American Stock Exchange, 86 Trinity Place, New York, New York 10006 on December 4, 2002, at 10:00 a.m., and at any and all adjournments thereof. Any proxy given pursuant to this solicitation may be revoked by the person giving it by giving notice to the Secretary of the Company in person, or by written notification actually received by the Secretary, at any time prior to its being exercised. Unless otherwise specified in the proxy, shares represented by proxies will be voted FOR the election of the nominees listed herein.

      The Company's executive offices are located at 10410 Trademark Street, Rancho Cucamonga, CA 91730. On or about October 28, 2002, this Proxy Statement and the accompanying form of proxy, together with a copy of the Annual Report of the Company for the fiscal year ended June 30, 2002, are to be mailed to each stockholder of record at the close of business on October 21, 2002.

                        VOTING SECURITIES

      The Board of Directors has fixed the close of business on October 21, 2002, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any and all adjournments thereof. As of October 21, 2002, the Company had issued and outstanding 8,601,224 shares of Common Stock, the Company's only class of voting securities outstanding. Each stockholder of the Company will be entitled to one vote for each share of Common Stock registered in his name on the record date. The presence, in person or by proxy, of a majority of all of the outstanding shares of Common Stock constitutes a quorum at the Annual Meeting. Proxies relating to "street name" shares that are returned to the Company but marked by brokers as "not voted" will be treated as shares present for purposes of determining the presence of a quorum on all matters but will not be treated as shares entitled to vote on the matter as to which authority to vote is withheld by the broker ("broker non-votes"). The election of directors requires a plurality vote of those shares voted at the Annual Meeting with respect to the election of directors. "Plurality" means that the individuals who receive the largest number of votes cast "FOR" are elected as directors. Consequently, any shares not voted "FOR" a particular nominee (whether as a result of a direction to withhold authority or a broker non-vote) will not be counted in such nominee's favor. All other matters to be voted on will be decided by the affirmative vote of a majority of the shares present or represented at the Annual Meeting and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote, but because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on the vote.

         The following table sets forth certain information as of October 21, 2002 (on which date 8,601,224 shares of the Company's Common Stock were outstanding), with respect to (i) those persons or groups known to the Company to beneficially own more than 5% of the Company's Common Stock, (ii) each director and nominee,
(iii) each executive officer whose compensation exceeded $100,000 in fiscal 2002, and (iv) all directors and executive officers as a group. The information is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934 based upon information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission. Except as indicated below, the stockholders listed possess sole voting and investment power with respect to their shares.

                                                  Shares of    Percentage of
                                                Common Stock    Common Stock,
                                                Beneficially    Warrants and
              Name and Address                      Owned          Options
---------------------------------------------   --------------  -------------

James C. Witham.............................     2,017,030 (1)     23.45%
10410 Trademark Street
Rancho Cucamonga, CA  91730

Karen B. Laustsen...........................       576,172          6.70%
10410 Trademark Street
Rancho Cucamonga, CA  91730

Gary S. Wolff...............................       488,367          5.68%
10410 Trademark Street
Rancho Cucamonga, CA  91730

Glenn A. Bergenfield........................       209,500 (2)      2.42%
10410 Trademark Street
Rancho Cucamonga, CA  91730

Dr. William DiTuro..........................       162,500 (2)      1.88%
10410 Trademark Street
Rancho Cucamonga, CA  91730

Corbett Water Technologies, Inc.............       751,807 (3)      8.45%
1300 East Berry Street
Fort Worth, TX 76119

Union Labor Life Insurance Co...............       626,000 (4)      6.84%
111 Massachusetts Ave., NW
Washington, DC  20001

All officers and directors as agroup
(five persons)..............................     3,453,569         39.60%

(1) Includes an aggregate of 480,000 shares owned of record by Witham Group, LLC and JW Acquisitions, LLC which are entities in which Mr. Witham controls 100% of the outstanding equity.
(2)    Includes 60,000 options exercisable within 60 days.
(3)    Includes 300,000 warrants exercisable within 60 days.
(4)    Includes 550,000 warrants exercisable within 60 days.


              PROPOSAL NO. 1: ELECTION OF DIRECTORS

     Our Restated Certificate of Incorporation provides for three classes of directors. Directors Witham and Bergenfield have been appointed to Class I and will serve until the meeting of stockholders in 2003; directors Laustsen and DiTuro have been appointed to Class II and will serve until the meeting of stockholders in 2002; and director Wolff has been appointed to Class III and will serve until the annual meeting of stockholders in 2004. After these directors' terms expire, newly elected directors shall serve for three year terms or until their successors are duly elected and qualified.

      Two persons will be elected at the Annual Meeting to serve as directors for a term of three years. The Board of Directors has nominated Karen B. Laustsen and Dr. William DiTuro as the candidates for election. Unless authority is withheld, the proxies solicited by the Board of Directors will be voted FOR the election of these nominees. In case either nominee becomes unavailable for election to the Board of Directors, an event which is not anticipated, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.
                              2

Information About the Nominees

Name                     Age   Position
----------------------  -----  -----------------------------------

Karen B. Laustsen.....   42   President, Chief Operating Officer,
                              Secretary and Director

Dr. William DiTuro....   46   Director


	Ms. Karen B. Laustsen is a founder of AquaCell and has served as its President, Chief Operating Officer, Secretary, and as a Director since March, 1997. Prior to founding AquaCell, Ms. Laustsen served as President of
JW Acquisition Co. from May, 1996 through March, 1997. From April, 1987 through May, 1996, Ms. Laustsen served as Executive Vice President and a director of U.S. Alcohol Testing of America, Inc. Ms. Laustsen also served on the board of directors of U.S. Drug Testing, Inc. and Good Ideas Enterprises, Inc.
Ms. Laustsen is the wife of James C. Witham, Chairman of AquaCell.

	Dr. William DiTuro has been a director of AquaCell since July 1997. Dr. DiTuro has been self-employed as a sole practitioner of general pediatrics since 1986 and has served as a clinical instructor of pediatrics at the Robert Wood Johnson Medical School. Dr. DiTuro served as a director of U.S. Alcohol, U.S. Drug Testing, Inc. and Good Ideas Enterprises, Inc.

Information About the Other Directors and Executive Officers

	The Company's other directors and executive officers are as follows:

Name                     Age   Position
----------------------  -----  -----------------------------------

James C. Witham.......   61    Chairman of the Board and Chief
                               Executive Officer

Gary S.  Wolff........   64    Chief Financial Officer, Treasurer
                               and Director

Glenn A. Bergenfield..   49    Director


      Mr. James C. Witham founded AquaCell in March, 1997 and serves as its Chairman and Chief Executive Officer. Prior to founding AquaCell, Mr. Witham founded JW Acquisition Co. in May, 1996 and served as its Chief Executive Officer until March, 1997. From April, 1987 through May, 1996, Mr. Witham founded and served as Chairman, Chief Executive Officer and President of U.S. Alcohol Testing. Mr. Witham also served as Chairman and Chief Executive Officer of U.S. Alcohol's two publicly held subsidiaries, U.S. Drug Testing, Inc. and Good Ideas Enterprises, Inc. Mr. Witham is the husband of Karen B. Laustsen, President of AquaCell.

     Mr. Gary S. Wolff is a founder of AquaCell and has served as its Treasurer, Chief Financial Officer and as a Director since March, 1997. Prior to founding AquaCell, Mr. Wolff served as Chief Financial Officer and a director of U.S. Alcohol, a publicly held company from April, 1987 through July, 1996. Mr. Wolff also served as Chief Financial Officer and as a director of U.S. Drug Testing, Inc. and as Treasurer and a director of Good Ideas Enterprises, Inc. He is licensed as a Certified Public Accountant in the States of New York and New Jersey and during the period from July, 1996 through March, 1997 he was self-employed as a sole practitioner of accounting.

      Mr. Glenn A. Bergenfield has been a director of AquaCell since July 1997. For the past fifteen years, Mr. Bergenfield has been self-employed as a sole practitioner of law in the State of New Jersey. Mr. Bergenfield served as a director of U.S. Alcohol, and as a director of U.S. Drug Testing, Inc. and Good Ideas Enterprises, Inc.

      The executive officers of the Company are elected annually by the Board of Directors and serve at the discretion of the Board.

      During  the fiscal year ended June 30, 2002, the  Company's
Board of Directors held six meetings.

      The Board of Directors maintains an Executive Committee currently consisting of directors Witham, Laustsen and Wolff, which has all of the authority of the Board of Directors except as limited by applicable law. In addition we have an Audit

Committee and a Compensation Committee which are required to consist of a majority of outside directors. The Audit Committee, currently consisting of directors Bergenfield and DiTuro, oversees actions taken by our independent auditors and reviews our internal audit controls. The Compensation Committee, currently consisting of directors Witham, Bergenfield and DiTuro, reviews the compensation levels of our employees and makes recommendations to the Board regarding compensation.

Audit Committee Information and Report

      The Company's audit committee was established in June 2000 and is currently comprised of Glenn Bergenfield and William
DiTuro. The audit committee met three times in the fiscal year ended June 30, 2002.

Audit Fees

      For the fiscal year ended June 30, 2002, the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and the reviews of its financial statements included in the Company's quarterly reports totaled approximately $68,000.

Financial Information Systems Design and Implementation Fees

      For the fiscal year ended June 30, 2002, there were no fees billed for professional services by the Company's independent auditors rendered in connection with, directly or indirectly, operating or supervising the operation of its information system or managing its local area network.

All Other Fees

      For the fiscal year ended June 30, 2002, there were fees of $15,000 billed by the Company's independent auditors for the audit of an acquired subsidiary.

Audit Committee Report

      Each member of the audit committee is an "independent director" and is "financially literate" as defined under the Amex listing standards. The Amex listing standards define an "independent director" generally as a person, other than an officer of the company, who does not have a relationship with the company that would interfere with the director's exercise of independent judgment. The Amex's listing standards define
"financially literate" as being able to read and understand fundamental financial statements (including a company's balance sheet, income statement and cash flow statement).

     Pursuant to the audit committee's written charter, which was adopted on June 1, 2000, the audit committee's responsibilities include, among other things:

     . annually reviewing and reassessing the adequacy of the committee's formal charter;

     . reviewing the annual audited financial statements with the Company's management and its independent auditors and the adequacy of its internal accounting controls;

     . reviewing analyses prepared by the Company's management and independent auditors concerning significant financial reporting issues and judgments made in connection with the preparation of its financial statements;

     . making recommendations concerning the engagement of the independent auditor;

     .    reviewing the independence of the independent auditors;

     . reviewing the Company's auditing and accounting principles and practices with the independent auditors and reviewing major changes to its auditing and accounting principles and practices as suggested by the independent auditor or its management; and

     . reviewing all related party transactions on an ongoing basis for potential conflict of interest situations.

      The Company's audit committee has met and held discussions with management and its independent auditors. Management represented to the committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Company's independent auditors also provided the audit committee with the written disclosures required by Independence Standards Board Standard No. 1(Independence Discussions with Audit Committees) and the committee discussed with the independent auditors and management the auditors' independence, including with regard to fees for services rendered during the fiscal year and for all other professional services rendered by the Company's independent auditors. Based upon the committee's discussion with management and the independent auditors and the committee's review of the representations of management and the report of the independent auditors to the audit committee, the committee recommended that the Board of Directors include the audited consolidated financial statements in its annual report on Form 10-KSB for the fiscal year ended June 30, 2002.

                                   Glenn Bergenfield
                                   William DiTuro

Executive Compensation

           The following table sets forth information concerning compensation for the fiscal years indicated for services in all capacities awarded to, earned by or paid to the Company's Chief
Executive Officer and the other executive officers whose compensation was in excess of $100,000 during the fiscal year ended June 30, 2002.



                                                                                                     Long-Term
 Name and Principal Position                                       Annual Compensation              Compensation
------------------------------------------------------------  -----------------------------  -------------------------
                                                                                               Options    All Other
                                                              Year Salary($)(1)(2) Bonus($)   Granted(3) Compensation
                                                              ---- --------------- --------  ----------- ------------
James C. Witham.............................................  2002      265,000       --          --          --
Chairman of the Board and Chief Executive Officer             2001      196,000       --          --          --
                                                              2000      153,000      23,000       --          --

Karen B. Laustsen...........................................  2002      160,000       --          --          --
President, Chief Operating Officer, Secretary and Director    2001       99,000       --          --          --
                                                              2000       60,000      10,000       --          --

Gary S. Wolff...............................................  2002      142,000       --          --          --
Treasurer, Chief Financial Officer and Director               2001      103,000       --          --          --
                                                              2000       79,000       7,000       --          --


(1) Aggregate salaries actually paid in fiscal year 2002 were $218,000. $349,000 of accrued and unpaid salaries were utilized to pay principal on certain notes receivable from third parties that were personally guaranteed by the Company's executive officers.
(2) All of the officers' compensation for fiscal year 2000 was accrued and unpaid at June 30, 2000 except for $40,000 in  bonuses.  In fiscal year 2001, the officers contributed  to
     capital  $214,000  of  these  2000  accrued  and         unpaid
     salaries.
(3) No options were granted to the executive officers in the last fiscal year. The executive officers do not hold any options.

     Employment Agreements. On February 12, 2001, we entered into five-year employment agreements with each of Mr. Witham and Ms. Laustsen, and a two-year employment agreement with Mr. Wolff. These agreements provide for base salaries of $265,000, $160,000, and $142,000, respectively, and also provide for bonuses to be paid based upon established financial performance targets. Each of these employment agreements contains standard noncompete, confidentiality and benefit provisions, including provisions for severance compensation in the event of a termination without cause or transactions that result in a change in control of AquaCell. Each of these contracts provide that after the first year, the base salary amounts will be subject to increase by 50% of the amount of any bonus, with such bonus to be based on net sales and net income earned during the prior year. The terms of the employment agreements, including bonus criteria were reviewed and approved by the Compensation Committee.

     The following table sets forth certain information at June
30, 2002 with respect to the Company's equity compensation plans that provide for the issuance of options, warrants or rights to purchase the Company's securities.

Plan Category    Number of         Weighted-         Number of
                 Securities to     Average           Securities
                 be Issued upon    Exercise Price    Remaining
                 Exercise of       of Outstanding    Available for
                 Outstanding       Options,          Future Issuance
                 Options,          Warrants and      under Equity
                 Warrants and      Rights            Compensation
                 Rights                              Plans (excluding
                                                     securities
                                                     reflected in the
                                                     first column)
--------------   ---------------   ---------------   ----------------
Equity
Compensation
Plans
Approved by          550,500           $ 2.41           449,500
Security
Holders

Equity
Compensation
Plans Not
Approved by            -0-               -0-            500,000
Security
Holders


Report  of the Compensation Committee Concerning Compensation  of
Executive Officers

      The  Compensation Committee of the Board of  Directors  met
once  during  the  2002  fiscal  year.   The  Committee  has  not
developed   a  formal  compensation  policy  for  the   Company's
executive officers.

      During 2002, Mr. Witham served as the Company's Chairman of the Board and Chief Executive Officer. The compensation package provided to Mr. Witham and the other executive officers are based upon five (5) year and two (2) year employment agreements.

      Bonus compensation, if any, to executive officers is  based
generally   upon  the  Company's  fiscal  performance   and   the
availability of resources as well as the executive officer's individual performance and level of responsibility.

      Stock option awards under the Company's stock option plans are intended to attract and retain the best available talent and encourage the highest level of performance by affording key employees an opportunity to acquire proprietary interests in the Company. The executive officers are also each entitled to receive options although none have been granted to date.

                                   James C. Witham
                                   Glenn Bergenfield
                                   William DiTuro

Summary of Incentive Stock Plan

      Our 1998 Incentive Stock Plan, covering 1,000,000 shares of our Common Stock, is administered by the Compensation Committee of our Board of Directors. Among the Compensation Committee's powers will be the authority to:

     .    interpret the plan;

     .    establish rules and regulations for its operation;

     . select officers, other key employees, consultants and advisors to receive awards; and

     . determine the form, amount and other terms and conditions of awards.

       Directors,   officers,  key  employees   and   independent
contractors  will be eligible to participate in  the  plan.   The
selection of participants is within the discretion of the Compensation Committee.

      The plan provides for the grant of any or all of the following types of awards:

     . stock options, including nonqualified stock options and incentive stock options;

     .    stock awards;

     .    stock appreciation rights;

     .    performance shares; and

     .    performance units.

      Awards may be granted by themselves, in combination or in tandem with other awards as determined by the Compensation
Committee.

     . Under the plan, the Compensation Committee may grant awards in the form of nonqualified stock options or incentive stock options, shares of our Common Stock, stock appreciation rights, performance shares or performance units. The Compensation Committee, with regard to each stock option, will determine the number of shares subject to the option, the manner and time of the option's exercise and vesting, and the exercise price per share of stock subject to the option. The following limitations are applicable under the plan: no incentive stock options may be exercisable later than ten years after the date they are granted and no nonqualified stock options may be exercisable later than fifteen years after the date they are granted;

     . the aggregate fair market value at the time of grant of shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year cannot be more than $100,000;

     . the exercise price of a stock option will not be less than 100% of the fair market value of the shares of Common Stock on the date the option is granted for incentive stock options or less than 85% of the market value for non qualified stock options (or, in either case, not less than 110% of fair market value if the optionee is an officer, director or a 10% stockholder);

     . the option price must be paid by a participant by check or, in the discretion of the Compensation Committee, by delivery of our Common Stock; and

     . awards may be subject to such terms, conditions, restrictions or limitations, as the Compensation Committee deems appropriate, including restrictions on transferability and continued employment.

      Under the plan, each stock appreciation right will entitle the holder to elect to receive the appreciation in the fair market value of the shares subject to the stock appreciation right up to the date the right is exercised. Stock appreciation rights may be granted independent of, or in connection with, stock options. In the case of stock appreciation rights issued independent of stock options, the appreciation shall not be measured from a value less than 85% of the fair market value of the shares on the date of grant. If the stock appreciation rights are issued in connection with stock options, the appreciation shall be measured from not less than the option price. No stock appreciation right may be exercised earlier than six months after the date of grant or later than the earlier of the term of the related option or fifteen years after the date it was granted.

              Performance shares and units may be awarded either alone or in addition to other awards and will consist of:

     . in the case of performance shares, the right to receive shares of Common Stock or cash of equal value at the end of a specified performance period; or

     . in the case of performance units, the right to receive a fixed dollar amount, payable in cash or shares of Common Stock or a combination of both at the end of a specified performance period.

      The Compensation Committee may condition the performance shares or units on the attainment of specified performance goals or such other facts or criteria as the committee shall determine.

      The plan provides that awards shall not be transferable otherwise than by law or by will or the laws of descent and distribution. However, the Compensation Committee may permit the transferability of an award to members of the participant's immediate family or trusts or family partnerships for the benefit of such family members.

      The Board of Directors has the right to amend, suspend or terminate the plan at any time, subject to the rights of participants under any outstanding awards. However, no amendment to the plan may be made without the approval of our stockholders if such approval is required by law or regulatory authority.

Compliance with Section 16(a) of the Exchange Act

      Section 16(a) of the Securities Exchange Act of 1934 requires AquaCell's directors and executive officers to file with the SEC initial reports of ownership and changes in ownership of AquaCell's common stock during the fiscal year ended June 30, 2002. AquaCell believes that its officers and directors complied with all these filing requirements during the fiscal year. The Company has relied upon the representations of its directors and executive officers. The Company does not believe any other stockholders are subject to Section 16(a) filing requirements.

                     Stock Performance Graph

      The graph depicted below shows a comparison of cumulative stockholder returns for the Company, the American Stock Exchange
Index and the Company's peer group.

               Comparison of Cumulative Return for
          The Period February 12, 2001 to June 30, 2002

                    TOTAL SHAREHOLDER RETURNS

                            [GRAPH]


                                          ANNUAL RETURN PERCENTAGE
                                                      Years Ending

Company Name / Index                                Jun01    Jun02
-------------------------------------------------------------------
AQUACELL TECHNOLOGIES INC                          -10.00   -81.56
AMERICAN STOCK EXCHANGE                             -2.12    -2.70
PEER GROUP                                          19.95    27.14


                                                   INDEXED RETURNS
                                  Base                Years Ending
                                 Period
Company Name / Index            12Feb01             Jun01    Jun02
------------------------------------------------------------------
AQUACELL TECHNOLOGIES INC         100               90.00    16.60
AMERICAN STOCK EXCHANGE           100               97.88    95.23
PEER GROUP                        100              119.95   152.51

Peer Group Companies
------------------------------------------------------------------
IONICS INC
OSMONICS INC
PENTAIR INC

       PROPOSAL NO. 2: APPOINTMENT OF INDEPENDENT AUDITORS

      On  August  16,  2002,  the  Board  of  Directors  selected
Wolinetz, Lafazan & Company, PC as the Company's independent public accountants for the fiscal year ending June 30, 2003.

     Although neither federal nor state law requires the approval of the auditors by stockholders, the Board believes that, in view of the importance of financial statements to the stockholders, the selection of independent public accountants should be passed on by stockholders. Accordingly, approval of the following resolution will be requested at the Meeting:

     "RESOLVED, that the Board of Directors appointment of Wolinetz, Lafazan & Company, PC to serve as the Company's independent public accountants for fiscal year ending June 30, 2003 be, and the same hereby is ratified and approved."

      The Board of Directors recommends a vote FOR the foregoing resolution. In the event that stockholders disapprove of the selection, the Board of Directors will consider the selection of other auditors.

      A representative of Wolinetz, Lafazan & Company, PC will be present at the Meeting. The Company has been informed that the representative does not intend to make any statement to the stockholders at the Meeting, but will be available to respond to appropriate questions from stockholders.


                         PROPOSAL NO. 3:
   ADOPTION OF THE COMPANY'S 2002 DIRECTORS STOCK OPTION PLAN

     In order to provide the Company the ability to issue options to non-employee directors, the Board adopted the 2002 Directors Stock Option Plan (the "2002 Directors Plan") effective January 26, 2002, subject to approval by the Company's stockholders, pursuant to which the Company may issue options to non-employee directors to acquire up to 500,000 shares of its common stock. The 2002 Directors Plan is intended to encourage stock ownership by non-employee directors and thereby enhance their proprietary interest in the Company. The Company currently has two (2) non-employee directors serving on the Board of Directors, whose service as directors is compensated solely by the issuance of stock options. These directors do not receive any cash compensation for their service as directors.

      A  summary  of  the  significant  provisions  of  the  2002
Directors Plan is set forth below.

Administration of the 2002 Directors Plan

      The 2002 Directors Plan is administered by a committee (the "Committee") consisting of two or more persons who are appointed by, and serve at the pleasure of, the Board and each of whom is a "disinterested person" as that term is defined in Rule 16b of the General Rules and Regulations under the Securities Exchange Act of 1934. Subject to the express provisions of the 2002 Directors Plan, the Committee has the sole discretion to determine to whom among those eligible, and the time or times at which, options will be granted, the number of shares to be subject to each option and the manner in and price at which options may be exercised. In making such determinations, the committee may take into account the nature and period of service of eligible directors, their level of compensation, their past, present and potential contributions to the Company and such other factors as the Committee in its discretion deems relevant.
      The Committee may amend, suspend or terminate the 2002 Directors Plan at any time, except that no amendment may be adopted without the approval of shareholders which would (i) increase the maximum number of shares which may be issued pursuant to the exercise of options granted under the Plan; (ii) change the eligibility requirements for participation in the 2002 Directors Plan; or (iii) extend the term of any incentive stock options or the period during which any incentive stock options may be granted under the 2002 Directors Plan.

      Unless the 2002 Directors Plan is terminated earlier by the Board, the 2002 Directors Plan will terminate on December 31,
2012.

Shares Subject to the 2002 Directors Plan

      No more than 500,000 shares of common stock may be issued pursuant to the exercise of options granted under the 2002 Directors Plan. If any option expires or terminates for any reason, without having been exercised in full, the unpurchased shares subject to such option will be available again for purposes of the 2002 Directors Plan.

     Under certain circumstances involving a change in the number of shares of common stock without the receipt by the Company of any consideration therefore, such as a stock split, stock consolidation or payment of a stock dividend, the class and aggregate number of shares of common stock in respect of which options may be granted under the 2002 Directors Plan, the class and number of shares subject to each outstanding option and the option price per share will be proportionately adjusted. In addition, if the Company is involved in a merger, consolidation, dissolution or liquidation, the options granted under the 2002 Directors Plan will be adjusted or, under certain conditions, will terminate, subject to the right of the option-holder to exercise his/ her option or a comparable option substituted at the discretion of the Company prior to such event. An option may not be transferred other than by will or by the laws of descent and distribution, and during the lifetime of the option-holder may be exercised only by such holder.

Participation

      The Committee is authorized to grant non-qualified options under the 2002 Directors Plan from time to time to such non-employee directors of the Company as the Committee, in its sole discretion, may determine.

Terms of Options

      The Committee has the discretion to fix the term of each option granted under the 2002 Directors Plan, except past the maximum length of term of each option is ten (10) years, subject to earlier termination as provided in the 2002 Directors Plan.

Required Vote

      The affirmative vote of holders of a majority of the shares of common stock present, in person or by proxy, at the Annual
Meeting is required to approve the 2002 Directors Plan pursuant to the following resolution:

      "RESOLVED,  that the Company's 2002 Directors Stock  Option
Plan  be  approved in the form annexed as      Exhibit A  to  the
Company's Proxy Statement dated October 28, 2002."

      The Board of Directors recommends that you vote FOR the ratification and approval of the 2002 Directors Plan.

                    2003 STOCKHOLDER PROPOSALS

      In order for stockholder proposals for the 2003 Annual Meeting of Stockholders to be eligible for inclusion in the Company's Proxy Statement, they must be received by the Company at its principal office in Rancho Cucamonga, California not later than June 30, 2003. Stockholders are advised that the Company's management shall be permitted to exercise discretionary voting authority under proxies it solicits and obtains for the Company's 2003 Annual Meeting of Stockholders with respect to any proposal presented by a stockholder at such meeting, without any discussion of the proposal in the Company's proxy statement for such meeting, unless the Company receives notice of such proposal at its principal office in Rancho Cucamonga, California, not later than September 13, 2003.

                     SOLICITATION OF PROXIES

      The solicitation of proxies in the enclosed form is made on behalf of the company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telephone using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Company's stock.

                          OTHER MATTERS

          The Board of Directors knows of no matter which will be presented for consideration at the Annual Meeting other than the matters referred to in this Proxy Statement. Should any other matter properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.


                                    Karen B. Laustsen, Secretary

Rancho Cucamonga, California
October 28, 2002

                            Exhibit A

                   AQUACELL TECHNOLOGIES, INC.

                2002 DIRECTORS' STOCK OPTION PLAN


             I.  ESTABLISHMENT OF PLAN; DEFINITIONS

     1. Purpose. The purpose of the AquaCell Technologies, Inc. Directors' Stock Option Plan is to provide an incentive to non-employee directors of AquaCell Technologies, Inc. (the "Corporation"), who are in a position to contribute materially to the long-term success of the Corporation, to increase their interest in the Corporation's welfare, and to aid in attracting and retaining non-employee directors of outstanding ability.

      2.   Definitions.   Unless  the context  clearly  indicates
otherwise, the following terms shall have the meanings set forth below:

          (a) "Board" shall mean the Board of Directors of the Corporation.

          (b)   "Code"  shall mean the Internal Revenue  Code  of
          1986, as it may be amended from time to time.

          (c) "Committee" shall mean a committee whose members shall, from time to time, be appointed by the Board; provided, however, that on such date as the Corporation's Stock is first registered under Section 12 of the Securities Exchange Act of 1934 such committee shall consist of at least two Directors, all of whom are disinterested within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.

          (d)   "Corporation"  shall mean AquaCell  Technologies,
          Inc.,   a   Delaware  corporation,  and  any  successor
          thereto.

     (e) "Directors" shall mean those members of the Board of Directors of the Corporation who are not Employees.

     (f) "Fair Market Value" shall mean the fair market value of the Stock as determined by the Committee on the basis of a review of the facts and circumstances at the time.

     (g) "Grantee" shall mean a non-employee director granted a Stock Option under this Plan.

     (h) "Non-Qualified Stock Option" shall mean an option granted pursuant to the Non-Qualified Stock Option provisions as set forth in Part II of this Plan.

     (i) "Plan" shall mean the AquaCell Technologies, Inc. Directors' Stock Option Plan as set forth herein as amended from time to time.

     (j) "Stock" shall mean authorized but unissued shares of the Common Stock of the Corporation or reacquired shares of the Corporation's Common Stock.

     (k) "Stock Option" shall mean an option granted pursuant to the Plan to purchase shares of stock.

      3. Shares of Stock Subject to the Plan. Subject to the provisions of Paragraph 2 of Part III, the Stock which may be issued or transferred pursuant to Stock Options granted under the Plan to Directors shall not exceed 500,000 shares in the aggregate. If a Stock Option shall expire and terminate for any reason, in whole or in part, without being exercised, the number of shares of Stock as to which such expired or terminated Stock Option shall not have been exercised may again become available for the grant of Stock Options.

       4. Administration of the Plan. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the terms and provisions of Stock Option agreements, and to make all other determinations necessary or advisable for the administration of the Plan. Any controversy or claim arising out of or related to this Plan shall be determined unilaterally by and at the sole discretion of the Committee.

      5. Amendment or Termination. The Board may, at any time, alter, amend, suspend, discontinue, or terminate this Plan; provided, however, that such action shall not adversely affect the right of Grantees to Stock Options previously granted and no amendment, without the approval of the stockholders of the Corporation, shall increase the maximum number of shares which may be awarded under the Plan in the aggregate, materially increase the benefits accruing to Grantees under the Plan, change the class eligible to receive options under the Plan, or materially modify the eligibility requirements for participation in the Plan.

     6. Effective Date and Duration of the Plan. The Plan shall become effective upon its approval by the Board subject to its subsequent approval by the stockholders of the Corporation. This Plan shall terminate ten years from the date the Plan becomes effective, and no Stock Option may be granted under the Plan thereafter, but such termination shall not affect any Stock Option theretofore granted.


           II.  NON-QUALIFIED STOCK OPTION PROVISIONS

     1.  Granting of Stock Options.

     (a)  Directors of the Corporation who are not also Employees
          shall   be  eligible  to  receive  Non-Qualified  Stock
          Options under the Plan.

     (b) The Committee shall determine and designate from time to time those Directors who are to be granted Non-
          Qualified Stock Options and the amount subject to each Non-Qualified Stock Option.

     (c) The Committee may grant at any time new Non-Qualified Stock Options to a Director who has previously received Non-Qualified Stock Options or other options, whether such prior Non-Qualified Stock Options or other options are still outstanding, have previously been exercised in whole or in part, or are canceled in connection with the issuance of new Non-Qualified Stock Options.

     (d) When granting a Non-Qualified Stock Option, the Committee shall determine the purchase price of the Stock subject thereto. Such price shall not be less than 100% of the Fair Market Value of such Stock on the date the Non-Qualified Stock Option is granted.

     (e) The Committee, in its sole discretion, shall determine whether any particular Non-Qualified Stock Option shall become exercisable in one or more installments, specify the installment dates, and, within the limitations herein provided, determine the total period during which the Non-Qualified Stock Option is exercisable. Further, the Committee may make such other provisions as may appear generally acceptable or desirable to the Committee.

     (f) No Non-Qualified Stock Option shall be exercisable more than ten years from the date such option is granted.

      2. Exercise of Stock Options. The option price of a Non-Qualified Stock Option shall be payable on exercise of the option
(i) in cash or by check, bank draft or postal or express money order; (ii) by the surrender of Stock then owned by the Grantee, provided that the stock surrendered by the Grantee has been owned by the Grantee for at least six (6) months; or (iii) partially in accordance with clause (i) and partially in accordance with clause (ii) of this Paragraph. Shares of Stock so surrendered in accordance with clause (ii) or (iii) shall be valued at the Fair Market Value thereof on the date of exercise, surrender of such Stock to be evidenced by delivery of the certificate(s) representing such shares in such manner, and endorsed in such form, or accompanied by stock powers endorsed in such form, as the Committee may determine.

     3.  Termination of Service as a Director.

     (a) If a Grantee ceases to be a Director (other than by death), the terms of any then outstanding Non-Qualified Stock Option held by the Grantee shall extend for a period ending on the earlier of the date on which such option would otherwise expire or three months after such cessation of being a Director and such option shall be exercisable to the extent it was exercisable as of the date of cessation of being a Director.

     (b) If a Grantee ceases to be a Director by reason of death, the representative of his estate or beneficiaries thereof to whom the option has been transferred shall have the right during the three-month period following his death to exercise any then outstanding Non-Qualified Stock Options in whole or in part. If a Grantee dies within three months after he ceases to be a Director without having fully exercised any then outstanding Non-Qualified Stock Options, the representative of his estate or beneficiaries thereof to whom the option has been transferred shall have the right during such three month period to exercise such options in whole or in part. The number of shares of Stock in respect of which a Non-Qualified Stock Option may be exercised after a Grantee's death shall be the number of shares of Stock in respect of which such option could be exercised as of the date of the Grantee's death. In no event may the period for exercising a Non-Qualified Stock Option extend beyond the date on which such option would otherwise expire.


                    III.  GENERAL PROVISIONS

      1. Substitution of Options. In the event of a corporate merger or consolidation, or the acquisition by the Corporation of property or stock of an acquired corporation or any reorganization or other transaction qualifying under Section 425 of the Code, the Committee shall, in accordance with the provisions of that Section, substitute options under this Plan for options under the plan of the acquired corporation provided
(i) the excess of the aggregate fair market value of the shares subject to option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give the Director additional benefits, including any extension of the exercise period.

     2.  Adjustment Provisions.


     (a) If the shares of Stock outstanding are changed in number or class by reason of a split-up, merger, consolidation, reorganization, reclassification, recapitalization, or any capital adjustment, including a stock dividend, or if any distribution is made to the holders of common stock other than a cash dividend, then

          (i) the aggregate number and class of shares or other securities that may be issued or transferred pursuant to Paragraph 3 of Part I;

          (ii) the  number  and  class of shares  or  other
               securities   which are issuable under  outstanding
               Stock Options,  and

          (iii) the purchase price to be paid per share under outstanding Stock Options, shall be adjusted as provided hereinafter.

     (b) Adjustment under this Paragraph 2 shall be made in an equitable manner by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive.

     3.  General.

     (a)  Each  Stock  Option  shall be evidenced  by  a  written instrument  containing such terms and  conditions,  not
          inconsistent  with  this  Plan,  as  the  Board   shall
          approve.

     (b) The granting of a Stock Option in any year shall not give the Grantee any right to similar grants in future years or any right to be retained as a Director of the Corporation.

     (c) No director, and no beneficiary or other person claiming under or through him, shall have any right, title or interest by reason of any Stock Option to any particular assets of the Corporation, or any shares of Stock allocated or reserved for the purposes of the Plan or subject to any Stock Option except as set forth herein. The Corporation shall not be required to establish any fund or make any other segregation of assets to assure the payment of any Stock Option.

     (d) No right under the Plan shall be subject to anticipation, sale, assignment, pledge, encumbrance, or charge except by will or the laws of descent and distribution, and a Stock Option shall be exercisable during the Grantee's lifetime only by the Grantee.

     (e) Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Corporation's obligation to issue or deliver any certificate or certificates for shares of Stock under a Stock Option, and the transferability of Stock acquired by exercise of a Stock Option, shall be subject to all of the following conditions:

           (i) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Board shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable;

           (ii) The obtaining of any other consent, approval, or permit from any state or federal governmental agency which the Board shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable; or

           (iii) Each stock certificate issued pursuant to a Stock Option shall bear the following legend:

               "The transferability of this certificate and the shares of Stock represented hereby are subject to restrictions, terms and conditions contained in the AquaCell Technologies, Inc. 2002 Directors' Stock Option Plan, and an Agreement between registered owner of such Stock and the Corporation. A copy of the Plan and Agreement are on file in the office of the Secretary of the Corporation."

     (f) All payments to Grantees or to their legal representatives shall be subject to any applicable tax, community property, or other statutes or regulations of the United States or of any state having jurisdiction thereof. The Grantee may be required to pay to the Corporation the amount of any withholding taxes which the Corporation is required to withhold with respect to a Stock Option or its exercise. In the event that such payment is not made when due, the Corporation shall have the right to deduct, to the extent permitted by law, from any payment of any kind otherwise due to such person all or part of the amount required to be withheld.

     (g) A Grantee entitled to Stock as a result of the exercise of an option shall not be deemed for any purpose to be, or have rights as, a shareholder of the Corporation by virtue of such exercise, except to the extent a stock certificate is issued therefore and then only from the date such certificate is issued. No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate is issued. The Corporation shall issue any stock certificates required to be issued in connection with the exercise of a Stock Option with reasonable promptness after such exercise.

     (h) The grant or exercise of Stock Options granted under the Plan shall be subject to, and shall in all respects comply with, applicable Delaware corporate law relating to such grant or exercise.

Adopted by the Board of Directors: January 26, 2002 to be effective upon Stockholders approval.
Adopted by the Stockholders: Subject to approval at next annual meeting.

                         [FRONT PROXY CARD]

                   AQUACELL TECHNOLOGIES, INC.

 PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 4, 2002
      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned Stockholder(s) of AQUACELL TECHNOLOGIES, INC., a Delaware corporation (the "Company"), hereby appoints James C. Witham, Proxy, with full power of substitution in the name, place and stead of the undersigned, to vote the Annual Meeting of Stockholders of the Company to be held on December 4, 2002 and at all adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters.

1.  Election of Directors
    [_] FOR all nominees listed below     [_] WITHHOLD AUTHORITY
        (except as marked to                  to vote for all
         the contrary below).                 nominees listed below.

    Karen B. Laustsen, Dr. William DiTuro

2.   Proposal to ratify the appointment of Wolinetz, Lafazan &
     Company, PC as Independent Public Accountants for the
     Company for the Fiscal Year ending June 30, 2003.
     [_] FOR        [_] AGAINST       [_] ABSTAIN

3.   Proposal to ratify the Company's 2002 Directors Stock Option Plan.
     [_] FOR        [_] AGAINST       [_] ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

                  (Continued  and  to  be signed on reverse side)


                         [BACK PROXY CARD]

THIS  PROXY  WILL  BE VOTED IN ACCORDANCE WITH  THE  INSTRUCTIONS
GIVEN  ABOVE.  IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY  WILL  BE
VOTED FOR THE NOMINEE AND PROPOSALS LISTED ABOVE.

                               Date _______________________, 2002


                              -----------------------------------
                                                        Signature

                              -----------------------------------
                                        Signature if held jointly


                                        Please sign exactly as
                                        name appears above. When
                                        shares are held by joint
                                        tenants, both should
                                        sign. When signing as
                                        attorney, executor,
                                        administrator, trustee or
                                        guardian, please give
                                        full title as such. If a
                                        corporation, please sign
                                        in full corporate name by
                                        President or other
                                        authorized officer. If a
                                        partnership, please sign
                                        in partnership name by
                                        authorized person.

Please mark, sign, date and return this proxy card promptly using the enclosed envelope.